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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest Event
                          Reported): February 27, 2007

                         Alternative Loan Trust 2007-3T1
                         -------------------------------
                       (Exact name of the issuing entity)
           Commission File Number of the issuing entity: 333-131630-87

                                   CWALT, Inc.
                                   -----------
            (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-131630

                           Countrywide Home Loans Inc.
                           ---------------------------
             (Exact name of the sponsor as specified in its charter)

              Delaware                                 87-0698307
              --------                                 ----------
     (State or Other Jurisdiction                    (I.R.S. Employer
  of Incorporation of the depositor)       Identification No. of the depositor)

4500 Park Granada
Calabasas, California                                     91302
---------------------                                   ----------
(Address of Principal                                   (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 7         Regulation FD

Item 7.01         Regulation FD Disclosure.

         On February 27, 2007 CWALT, Inc. (the "Depositor") created the Alternative Loan Trust 2007-3T1 (the "Issuing Entity") pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Countrywide Home Loans, Inc., as a seller, Park Grananda LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the prospectus supplement filed with the Securities and Exchange Commission under Rule 424(b)(5) under the Securities Act of 1933 on March 1, 2007.

         On February 27, 2007, the Depositor transferred the Mortgage Loans to the Issuing Entity. The loan level data tape attached hereto as Exhibit 99.1 describes characteristics of each Mortgage Loan as of its Cut-off Date.

Item 9.01.  Financial Statements and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      Exhibit No.       Description
      -----------       -----------

      99.1              Characteristics of the Mortgage Loans


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CWALT, INC.



                                               By: /s/ Darren Bigby
                                                   -----------------------------
                                                   Name: Darren Bigby
                                                   Title:  Vice President


Dated: March 13, 2007


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                                  Exhibit Index


Exhibit No.       Description
-----------       -----------

99.1              Characteristics of the Mortgage Loans